                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2007
                                                --------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2007-PWR15
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

     Bear  Stearns  Commercial  Mortgage,   Inc.,  Wells  Fargo  Bank,  National
Association,  Prudential  Mortgage Capital Funding,  LLC,  Principal  Commercial
Funding II, LLC,  Nationwide  Life  Insurance  Company and Principal  Commercial
Funding LLC
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           (Exact name of the sponsors as specified in their charter)

Delaware                            333-130789-05           13-3411414
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(State or Other Jurisdiction       (Commission File No.    (IRS Employer
of Incorporation of depositor)     of issuing entity)      Identification Number
                                                           of depositor)

383 Madison Avenue, New York, NY                                          10179
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(Address of Principal Executive Offices of Depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 272-2000
                                                  ------------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE
                                ----------------

     Bear Stearns Commercial Mortgage Securities Inc. is filing this amendment
(this "Amendment") to the Current Report on Form 8-K that was filed with the
Securities and Exchange Commission on April 13, 2007 (the "Original Form 8-K")
to correct a page of the agreement filed as Exhibit 4.1 to the Original Form 8-K to conform to the executed original agreement. This Amendment amends and restates the Original Form 8-K in its entirety.

Section 8     Other Events

Item 8.01.     Other Events

     On March 29, 2007, a single series of certificates, entitled Bear Stearns
Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2007-PWR15 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the
"Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as Loan
Specific Special Servicer, Wells Fargo Bank, National Association as a Master
Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as General Special Servicer and LaSalle Bank National
Association as Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

     Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no.
333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley &
Co. Incorporated ("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters. The form of Underwriting Agreement is attached hereto as Exhibit 1.1.

     On March 29, 2007, in connection with the Pooling and Servicing Agreement,
Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of March 1, 2007 (the "Principal Primary Servicing Agreement"), by and
between Wells Fargo, as Master Servicer, and Principal Global Investors, LLC, as
primary servicer. The form of Principal Primary Servicing Agreement is attached hereto as Exhibit 99.1.

     On March 29, 2007, in connection with the Pooling and Servicing Agreement,
Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of March 1, 2007 (the "Nationwide Primary Servicing Agreement"), by and
between Wells Fargo, as Master Servicer, and Nationwide Life Insurance Company,
as primary servicer. The form of Nationwide Primary Servicing Agreement is attached hereto as Exhibit 99.2.

     On March 29, 2007, Bear Stearns Commercial Mortgage Securities Inc. (the
"Company") entered into (a) a Mortgage Loan Purchase and Sale Agreement, dated as of March 8, 2007, by and between the Company, as purchaser, and Prudential
Mortgage Capital Funding, LLC (the "Prudential MLPA"), (b) a Mortgage Loan
Purchase and Sale Agreement, dated as of March 8, 2007, by and between the
Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc. (the "Bear
Stearns MLPA"), (c) a Mortgage Loan Purchase and Sale Agreement, dated as of
March 8, 2007, by and between the Company, as purchaser, and Wells Fargo Bank,
National Association (the "Wells Fargo MLPA"), (d) a Mortgage Loan Purchase and
Sale Agreement, dated as of March 8, 2007, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the "PCFII MLPA"), (e) a
Mortgage Loan Purchase and Sale Agreement, dated as of March 8, 2007, by and between the Company, as purchaser, and Principal Commercial Funding, LLC (the
"PCF MLPA") and (f) a Mortgage Loan Purchase and Sale Agreement, dated as of
March 8, 2007, by and between the Company, as purchaser, and

Nationwide Life Insurance Company (the "Nationwide MLPA"), each in connection with the Company's Commercial Mortgage Pass-Through Certificates, Series
2007-PWR15. The form of Prudential MLPA is annexed hereto as Exhibit 99.3. The form of Bear Stearns MLPA is annexed hereto as Exhibit 99.4. The form of Wells
Fargo MLPA is annexed hereto as Exhibit 99.5. The from of PCFII MLPA is annexed hereto as Exhibit 99.6. The form of PCF MLPA is annexed hereto as Exhibit 99.7.
The form of Nationwide MLPA is annexed hereto as Exhibit 99.8.

Section 9     Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------
         Not applicable.

(c)  Exhibits:
     ---------
Exhibit No.    Description

1.1            Underwriting Agreement, dated as of March 8, 2007, among Bear
               Stearns Commercial Mortgage Securities Inc., as seller, and Bear,
               Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as
               underwriters.

4.1            Pooling and Servicing Agreement, dated as of March 1, 2007, among
               Bear Stearns Commercial Mortgage Securities Inc. as Depositor,
               Prudential Asset Resources, Inc. as a Master Servicer and as Loan
               Specific Special Servicer, Wells Fargo Bank, National Association
               as a Master Servicer, as Certificate Administrator and as Tax
               Administrator, ARCap Servicing, Inc. as General Special Servicer
               and LaSalle Bank National Association as Trustee.

99.1           Primary Servicing Agreement, dated as of March 1, 2007, by and between the Master Servicer and Principal Global Investors, LLC.

99.2           Primary Servicing Agreement, dated as of March 1, 2007, by and between the Master Servicer and Nationwide Life Insurance
               Company.

99.3           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Prudential Mortgage Capital
               Funding, LLC.

99.4           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Bear Stearns Commercial
               Mortgage, Inc.

99.5           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Wells Fargo Bank, National
               Association.

99.6           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Principal Commercial Funding
               II, LLC.

99.7           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Principal Commercial
               Funding, LLC.

99.8           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Nationwide Life Insurance
               Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   May 3, 2007

                        BEAR STEARNS COMMERCIAL MORTGAGE
                        SECURITIES INC.

                              By: /s/ Chris Hoeffel
                              Name: Chris Hoeffel
                              Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
-----------

1.1            Underwriting Agreement, dated as of March 8, 2007, among Bear
               Stearns Commercial Mortgage Securities Inc., as seller, and Bear,
               Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as
               underwriters.

4.1            Pooling and Servicing Agreement, dated as of March 1, 2007, among
               Bear Stearns Commercial Mortgage Securities Inc. as Depositor,
               Prudential Asset Resources, Inc. as a Master Servicer and as Loan
               Specific Special Servicer, Wells Fargo Bank, National Association
               as a Master Servicer, as Certificate Administrator and as Tax
               Administrator, ARCap Servicing, Inc. as General Special Servicer
               and LaSalle Bank National Association as Trustee.

99.1           Primary Servicing Agreement, dated as of March 1, 2007, by and between Wells Fargo Bank, National Association, and Principal
               Global Investors, LLC.

99.2           Primary Servicing Agreement, dated as of March 1, 2007, by and between Wells Fargo Bank, National Association, and Nationwide
               Life Insurance Company.

99.3           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Prudential Mortgage Capital
               Funding, LLC.

99.4           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Bear Stearns Commercial
               Mortgage, Inc.

99.5           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Wells Fargo Bank, National
               Association.

99.6           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Principal Commercial Funding
               II, LLC.

99.7           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Principal Commercial
               Funding, LLC.

99.8           Mortgage Loan Purchase and Sale Agreement, dated as of March 8,
               2007, by and between the Company and Nationwide Life Insurance
               Company.